Annual Shareholder
Meeting
June 24, 2008
Strong Experience - Focused Growth - Managing Risk

Forward-Looking Statements
Ш This presentation contains forward-looking statements.
Ш Forward-looking statements are based on management
  assumptions and analyses.
Ш Actual experience may differ and such differences may
  be material.
Ш Backlog consists of written orders and estimates for our
  services which we believe to be firm. In many instances
  contracts are cancelable by customers so we may never
  realize some or all of our backlog, which may lead to
  lower than expected financial performance.
Ш Forward-looking statements are subject to uncertainties
  and risks which are disclosed in Geokinetics’ Annual
  Report on Form 10-K.

 Exploit
Seismic Data Acquisition and Processing
Needed at All Stages of the E&P Cycle
“With 3-D seismic, we can understand the detailed geology much better than before. And that translates to opportunities to drill new wells to bolster production in mature fields.”
- ExxonMobil, The Lamp (2007 - Number 4)
Ш Increase drilling success rates
Ш Reduce finding and development costs
E&P Project Cycle

Company	Data Acquisition				M-C Data Library	Data Proc & Interp	Eqpmt.	Seismic Crews
	Marine Streamer	Land	TZ	OBC				Intl	US
Geokinetics		✓	✓	✓		✓		✓	✓
Dawson		✓				✓			✓
Tidelands		✓	✓						✓
PGS	✓	✓			✓	✓		✓	✓
BGP	✓	✓	✓			✓	✓	✓
CGGVeritas (Sercel)	✓	✓	✓		✓	✓	✓	✓	✓
WesternGeco (Schlumberger)	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mitcham							✓
ION Geophysical					✓	✓	✓
Bolt Technologies							✓
OYO Geospace							✓
Geophysical Market

Geokinetics

Apache Corporation

Chesapeake Energy

Eni

Petrobras

Petronas

eog resources

Gaz de France

SEI Seismic Exchange

Chevron

bhpbilliton

Lukoil Oil Company

Seitel

bp

Santos

OXY

Strong Customer Relationships
(Partial Customer List)

Continue to
Leverage
Competitive Advantage
Grow Customer Base
& Expand into New
Markets
Strengthen
Complementary
Service Offerings
ШLeverage competitive advantage and expertise in
difficult land environments and offshore shallow water
zones to maximize profitability.
ШBetter assist customers with full range of seismic
services, from acquisition and processing to
interpretation and management.
ШPresence in 18 of 194 countries worldwide. Further
expand geographic presence and services offered.
Pursue Strategic
Acquisitions / Alliances
As Appropriate
ШContinue to monitor opportunities for prudent
expansion.
Capture New Market
Opportunities
ШLeverage operational expertise to pursue
opportunities in complementary markets such as OBC
Growth Strategy

Strong Experience - Focused Growth - Managing Risk
Operational Experience & Focus

Geokinetics

Calgary, Canada
Denver, CO
Midland, TX
Houston, TX
Bogota, Colombia
Lima, Peru
Rio de Janeiro, Brazil
U.K. Woking
Egypt, Cairo
United Arab Emirates, Dubai
Dhaka, Bangladesh
Singapore
Jakarta, Indonesia
Brisbane, Australia
Recent Operations
Offices
Crew

Global Operations Map

Processing & Interpretation
Strategy
Ш Reorganization complete - benefits being realized
Ш Complement acquisition, both in onshore and in
  offshore shallow water environments
Ш Enhance multi-component processing capabilities
Ш Enhance 4D processing techniques
Ш Improve profitability through direct awards
 – Recent success with new clients

North American Operations -
Canada
Ш Operated five land crews during Canadian winter (1Q ‘08)
Ш Three ION Vectorseis crews, two Sercel 428/408 crews
Ш Leader in proprietary multi-component data acquisition
Ш Sercel equipment to move internationally for Summer

North American Operations -
United States
Ш Operate up to 8 land crews all year
Ш ION RSR, Sercel 428 / 408 and Aram Aries
Ш Experience throughout U.S.
Ш Competitive advantage in TX & LA swamp/marsh regions
Ш Processing center in Houston, Texas

International Operations -
Latin America
Ш Operate up to 6 land crews all year
Ш Sercel 428 / 408 and Aram Aries
Ш Near-term operations in Bolivia, Brazil, Colombia and
  Suriname
Ш Market leader in Colombia with 19 years
  continuous presence
Ш 40 years experience in Brazil with continuous presence
  since 2000

International Operations -
Eastern Hemisphere
Ш Operate up to 3 land crews, 3 transition zone crews and
  1 OBC crew
Ш Sercel SeaRay, Aram Aries, Sercel 408
Ш Near-term operations in Angola, Australia, New Zealand,
  Bangladesh, Egypt, Tanzania and Mozambique
Ш Market leader in transition zone
Ш Sole provider of Sercel SeaRay
Ш Processing center in London (Woking), England

Strong Experience - Focused Growth - Managing Risk
Financial Strength

Investing for Growth
Ш Invested $95 million in 2007:
 – New state-of-the-art equipment
 (67% received in second half of year)
 – Expanded recording capacity
 – Entered OBC market
 – Upgraded US crews
Ш 2008 capital expenditure budget of $65
  million*, $40 million invested through May ‘08
Ш 118,000 channels at 3/31/08 vs. 94,000
   channels at 3/31/07, a 20% increase
Ш Maintenance CAPEX averages 3% to 4%
  of revenues
Ш Capital investment decisions are based
   on an average expected payback of
   less than three years EBITDA
*Subject to amendment to loan covenants
Sercel SeaRay

NA
Int'l
417
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
171
140
127
156
156
165
209
172
238
173
235
182
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008

Near-Term Growth
Ш Quarterly record
 seismic data
 acquisition and data
 processing backlog
 of $417 million as of
 March 31, 2008
Ш Substantial amount of
 2008 covered by
 current backlog,
 remainder to be
 completed in 2009 and
 2010
311
283
321
381*
*Includes a $59 million job in Argentina which has been removed from current backlog due to continued delays and uncertainty.
411*
Backlog Trend

$120
$100
$80
$60
$40
$20
$0
97.6
58.8
81.1
91.9
111.0
71.6
89.6
85.5
120.2
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108

$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
14.1
4.2
11.1
8.6
18.6
1.0
12.4
2.3
18.4
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108

Pro Forma By Quarter
Ш Seasonality is prevalent in operations
 – Results from a variety of factors including Canadian working season in 1Q and thaw in 2Q, and the budgeting cycle of international companies
Ш 2Q07 impacted primarily by severe weather in the U.S. and a job being declared force majeure
Ш Quarterly volatility reflects varying crew profitability due to fluctuations in size, job, location, utilization of crews and the timing of crew moves
Quarterly Pro Forma Revenue
Quarterly Pro Forma Adjusted EBITDA
($ in millions)
($ in millions)
Note: Adjusted EBITDA reflects $727k of Grant’s Abandoned IPO expenses and $12.9 million of expenses related to the Grant Acquisition consisting primarily of investment advisor and professional fees, payout under phantom stock plan and completion bonuses which are added back in 3Q06 as well as $3.2 million of one-time severance costs in 3Q07.

Why Own GOK?
Ш Record backlog provides visible growth through 2008
  and into 2009
Ш Leader in high-value transition zone/OBC niche
Ш Improving data acquisition operating margins
Ш Integration of acquired companies substantially complete
Ш Recent investments of $121 MM in new revenue-generating
  equipment and upgrades
Ш Solid domestic operations with strong
  international upside
Ш First-mover advantage in large markets with
  long-term visibility (Australia and Angola)

Annual Shareholder
Meeting
June 24, 2008
Strong Experience - Focused Growth - Managing Risk